                                                                  EXHIBIT 10-AP


                                THIRD AMENDMENT

                           Dated as of April 26, 1995


                 THIS THIRD AMENDMENT is entered into among FOXMEYER CORPORATION, a Delaware corporation (the "Seller"), CORPORATE ASSET FUNDING COMPANY, INC., a Delaware corporation ("CAFCO"), ENTERPRISE FUNDING CORPORATION, a Delaware corporation ("Enterprise" and, together with CAFCO, the "Investors" and individually an "Investor"), CITIBANK, N.A., a national banking association ("Citibank"), NATIONSBANK, N.A. (CAROLINAS), a national banking association, individually ("NationsBank") and as co-agent (the "Co- Agent"), CITICORP NORTH AMERICA, INC., individually ("CNAI") and as agent (the "Agent"), and the other financial institutions listed on the signature pages hereof under the heading "A Syndicate Banks" (the "A Syndicate Banks") or "B Syndicate Banks", respectively (the "B Syndicate Banks" and, together with Citibank, NationsBank and the A Syndicate Banks, the "Banks").

                 PRELIMINARY STATEMENTS. (1) The Seller, the Investors, the Agent and the Co-Agent are party to that certain Trade Receivables Purchase and Sale Agreement dated as of October 29, 1993, as amended by the Amendment dated as of October 27, 1994 and the Second Amendment dated as of November 22, 1994 (said Agreement as so amended being the "Investor Agreement"). The Seller, the Banks, CNAI, the Agent and the Co-Agent are party to that certain Trade Receivables Purchase and Sale Agreement dated as of October 29, 1993, as amended by the Amendment dated as of October 27, 1994 and the Second Amendment dated as of November 22, 1994 (said Agreement as so amended being the "Parallel Purchase Commitment" and, together with the Investor Agreement, the "Agreements"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the respective Agreements.

                 (2) The Seller has requested the amendment of, and the Investors, Citibank, NationsBank, the other Banks, CNAI, the Agent and the Co-Agent, on the terms and conditions stated below, have agreed to amend, certain financial covenants, and certain definitions relating to such financial covenants, contained in the Agreements.

                 SECTION 1. Amendments to the Investor Agreement. The Investor Agreement is, effective as of March 31, 1995 and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

                 (a) The definitions of the terms "Applicable Coverage Ratio", "Applicable Leverage Ratio", "Consolidated Subsidiary", "Credit Agreement", "GAAP", and "Net Worth", contained in Section 1.01 thereof, are amended in their entirety to read as follows, respectively:

                          "' Applicable Coverage Ratio' means, as of any date,
                 the ratio of (a) (i) EBIT, plus (ii) amortization and depreciation expense, plus (iii) the Development Cost Interest Coverage Ratio Adjustment Amount, plus (iv) the Phar-Mor Interest Coverage Ratio Adjustment Amount, in each case of clauses (i) through (iv) of the Seller and the Consolidated Subsidiaries for the 12-month period ended on such date, to (b) Interest Expense, plus interest income then being currently received (to the extent such income is netted against interest charges in computing Interest Expense), for such period."

                          "' Applicable Leverage Ratio' means, as of any date,
                 the ratio of (i) the sum of (A) all consolidated Debt of the Seller and the Consolidated Subsidiaries (other than obligations under any Interest Rate Protection Agreements, and under agreements entered into in the ordinary course of business by the Seller or an Operating Subsidiary to repurchase at a discounted price inventory sold to customers of the Seller or such Operating Subsidiary) as of such date (or in the case of up to $6,000,000 in principal amount of Permitted Indebtedness (as defined in the Credit Agreement) consisting of industrial development revenue bonds and notes and mortgages, as of the end of the calendar month that includes such date), plus (B) the aggregate Capital and 'Capital' under and as defined in the Parallel Purchase Commitment outstanding as of such date, to (ii) the sum of (A) all consolidated Debt of the Seller and the Consolidated Subsidiaries (other than obligations under any Interest Rate Protection Agreements, and under agreements entered into in the ordinary course of business by the Seller or an Operating Subsidiary to repurchase at a discounted price inventory sold to customers of the Seller or such Operating Subsidiary) as of such date (or in the case of up to $6,000,000 in principal amount of Permitted Indebtedness (as defined in the Credit Agreement) consisting of industrial development revenue bonds and notes and mortgages, as of the end of the calendar month that includes such date), plus

                 (B) the aggregate Capital and 'Capital' under and as defined in the Parallel Purchase Commitment outstanding as of such date, plus (C) the consolidated Net Worth of the Seller and the Consolidated Subsidiaries as of the end of the calendar month that includes such date, plus (D) the amount of the Push Down Accounting Adjustment as of the end of the calendar month that includes such date."

                          "' Consolidated Subsidiary' means, as of any date,
                 any Subsidiary of the Seller included as of such date in the consolidated financial statements of the Seller prepared in accordance with GAAP, and 'Consolidated Subsidiaries' means all of such Subsidiaries; provided that if FoxMeyer Canada shall at any time be a Subsidiary of the Seller, FoxMeyer Canada shall be deemed not to be a Consolidated Subsidiary so long as the following conditions are satisfied: (a) neither the Seller nor any of its Consolidated Subsidiaries shall have any obligation or liability, contingent or otherwise, for the Debt or other obligations of FoxMeyer Canada other than the Seller's obligations as co-lessee under the FMC Operating Leases; (b) the aggregate amount of all expenditures for equity investments in, and all loans or advances to, FoxMeyer Canada ("FMC Investments"), in addition to the $5,181,102 expended as of March 31, 1995, shall not exceed $4,600,000; and (c) no FMC Investment shall be made if an Event of Termination or Potential Event of Termination then exists or would exist. For the purposes of Sections 1.01 and 5.03(h), the assets, liabilities and results of operations of, and any equity in, FoxMeyer Canada shall, to the extent not already excluded by the terms of such Sections, be excluded from all financial definitions, calculations, determinations and presentations, except as provided in the definition of 'Net Worth' and except as required by Exhibit M to the Credit Agreement and, accordingly, for purposes of Sections 1.2, 6.2 and 6.3 of the Credit Agreement."

                          "' Credit Agreement' means the Amended and Restated
                 Loan Agreement dated as of April 29, 1993, as amended by the First Amendment to Amended and Restated Loan Agreement dated as of October 18, 1993, the Second Amendment to Amended and Restated Loan Agreement dated as of June 20, 1994, the Third Amendment to Amended and Restated Loan Agreement dated as of August 26, 1994, the Fourth Amendment to

                 Amended and Restated Loan Agreement dated as of November 22, 1994, and the Fifth Amendment to Amended and Restated Loan Agreement dated as of April 26, 1995, among the Seller as Borrower, each Selling Subsidiary as Guarantors, the Lenders and Issuer referred to therein, and Citicorp USA, Inc. as Administrative Agent and NationsBank of Texas, N.A. and Banque Paribas as Co-Agents, as further amended, supplemented or otherwise modified from time to time."

                          "' GAAP' means generally accepted accounting
                 principles consistent with (that is, comparable in all material respects to) those applied in the preparation of the financial statements referred to in Section 4.01(e), provided that for the purpose of the Push Down Accounting Adjustment, GAAP shall include the applicable requirements of Regulation S-X of the Securities and Exchange Commission."

                          "' Net Worth' means, as of the date of any
                 determination, the remainder of (a) the total stockholder's equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock) which would appear on a consolidated balance sheet of the Seller and the Consolidated Subsidiaries prepared as of such date in accordance with GAAP, minus (b) to the extent not deducted therefrom, the aggregate amount of all Redeemable Capital Stock, minus (c) the aggregate amount of gain from the sale of capital assets, gain from any write-up of assets and any other non-operating or extraordinary gain reflected in total stockholder's equity shown on such balance sheet; provided, however, that:

                                  (i)      for purposes of the minimum Net
                          Worth requirement of each Operating Subsidiary set forth in Section 5.03(h)(ii), Net Worth shall be determined without subtraction of the items described in clause (c) above and based upon the financial condition of such Operating Subsidiary only; and

                              (ii) for purposes of the ratio calculated pursuant to Section 5.03(h)(v) and the Applicable Leverage Ratio, Net Worth shall be determined without subtraction of the items described in clause (c) above.

                 Notwithstanding the foregoing, in determining Net Worth, the aggregate amount of the equity investment in, and the principal amount of loans or advances to, FoxMeyer Canada by the Seller and the Consolidated Subsidiaries shall be accounted for in accordance with the equity method of accounting (whether or not FoxMeyer Canada would, in accordance with GAAP, be required to be accounted for on a consolidated basis), except that the amount so accounted for shall not be increased (or decreased) by the amount of any income (or loss) of FoxMeyer Canada after March 31, 1995. It is acknowledged that as of March 31, 1995, the amount so accounted for is $4,912,128, representing the remaining portion of the equity investment in FoxMeyer Canada as of such date. In no event shall the amount so accounted for in respect of FoxMeyer Canada exceed $9,512,128."

                 (b) Section 1.01 of the Investor Agreement is further amended by amending the definitions of "Phar-Mor Debt Service Coverage Ratio Adjustment Amount", "Phar-Mor Interest Coverage Ratio Adjustment Amount" and Phar-Mor Net Worth Adjustment Amount" by replacing the figure "$50,000,000" each place it appears therein with the figure "$70,000,000".

                 (c) Section 1.01 of the Investor Agreement is further amended by adding thereto the following new definitions, to be added in the applicable alphabetical order:

                          "' FoxMeyer Canada' means FoxMeyer Canada, Inc., an
                 Ontario corporation (formerly called Evans Health Group Limited)."

                          "' FMC Operating Leases' means the operating or
                 capital leases between HP Finance and Central Capital Corp., as lessors, and FoxMeyer Canada and the Seller, as co-lessees, covering certain computer equipment, as in effect on March 31, 1995."

                          "' Push Down Accounting Adjustment' means the
                 decrease in stockholders equity of the Seller and the Consolidated Subsidiaries resulting from the application under GAAP of purchase accounting to the extent required as a result of the Seller's becoming a wholly owned Subsidiary of NII in connection with NII's repurchase of the common stock of the Seller, which decrease shall not exceed $22,000,000."

                          "' Service Fee Adjustment Amount' means, for any
                 period, the service fee income currently received in cash from customers of the Seller and the Consolidated Subsidiaries (but only to the extent that such income can, in accordance with GAAP, be included in interest income but has been included as an offset to operating expense in the financial statements of the Seller and the Consolidated Subsidiaries) during such period."

                 (d) Paragraph (i) of Section 5.03(h) (concerning Net Worth) of the Investor Agreement is amended by (i) replacing the word "and" in clause (B)(2) of the first sentence thereof with a comma, and (ii) adding to the end of the first sentence thereof the following:

                          ", and minus (4) the amount of the Push Down
                 Accounting Adjustment made (or plus the amount thereof reversed) during such fiscal quarter".

                 (e) Paragraph (iii) of Section 5.03(h) (concerning Interest Coverage Ratio) of the Investor Agreement is amended in its entirety to read as follows:

                          (iii) Interest Coverage Ratio. Permit, on the last day of any fiscal quarter of the Seller, the ratio of (A) (1) EBIT, plus (2) the Phar-Mor Interest Coverage Ratio Adjustment Amount, plus (3) the Development Cost Interest Coverage Ratio Adjustment Amount, less (4) the Service Fee Adjustment Amount, to (B) (1) Interest Expense, plus (2) Preferred Dividends, less (3) the Service Fee Adjustment Amount, in each case for the 12 month period ending on such day to be less than the ratio set forth below for the applicable period:

                                     Last Day of
                                  Applicable Period                 Ratio
                                  -----------------                 -----
                                  December 31, 1993                 3.30 to 1.00
                                  March 31, 1994                    3.30 to 1.00
                                  June 30, 1994                     3.40 to 1.00
                                  September 30, 1994                3.40 to 1.00
                                  December 31, 1994                 3.40 to 1.00
                                  March 31, 1995                    3.40 to 1.00
                                  June 30, 1995                     3.40 to 1.00
                                  September 30, 1995                3.20 to 1.00
                                  December 31, 1995                 3.00 to 1.00
                                  March 31, 1996                    3.00 to 1.00
                                  June 30, 1996 and                 3.40 to 1.00
                                  thereafter

                 (f) Paragraph (v) of Section 5.03(h) (concerning Total Debt and Purchase Program Outstanding to Capitalization Ratio) of the Investor Agreement is amended by inserting the following between the words "date" and "to" in clause (B)(3) thereof:

                          "plus (D) the amount of the Push Down Accounting
                 Adjustment as of such date".

                 SECTION 2. Amendments to the Parallel Purchase Commitment. The Parallel Purchase Commitment is, effective as of March 31, 1995 and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

                 (a) The definitions of the terms "Applicable Coverage Ratio", "Applicable Leverage Ratio", "Consolidated Subsidiary", "Credit Agreement", "GAAP", and "Net Worth", contained in Section 1.01 thereof, are amended in their entirety to read as follows, respectively:

                          "' Applicable Coverage Ratio' means, as of any date,
                 the ratio of (a) (i) EBIT, plus (ii) amortization and depreciation expense, plus (iii) the Development Cost Interest Coverage Ratio Adjustment Amount, plus (iv) the Phar-Mor Interest Coverage Ratio Adjustment Amount, in each case of clauses (i) through (iv) of the Seller and the Consolidated Subsidiaries for the 12-month period ended on such date, to (b) Interest Expense, plus interest income then being currently received (to the extent such income is netted against interest charges in computing Interest Expense), for such period."

                          "' Applicable Leverage Ratio' means, as of any date,
                 the ratio of (i) the sum of (A) all consolidated Debt of the Seller and the Consolidated Subsidiaries (other than obligations under any Interest Rate Protection Agreements, and under agreements entered into in the ordinary course of business by the Seller or an Operating Subsidiary to repurchase at a discounted price inventory sold to customers of the Seller or such Operating Subsidiary) as of such date (or in the case of up to $6,000,000 in principal amount of Permitted Indebtedness (as defined in the Credit Agreement) consisting of industrial development revenue bonds and notes and mortgages, as of the end of the calendar month that includes such date), plus (B) the aggregate Capital and 'Capital' under and as defined in the Investor Agreement outstanding as of such date, to (ii) the sum of (A) all consolidated Debt of the Seller and the Consolidated Subsidiaries (other than obligations under any Interest Rate Protection Agreements, and under agreements entered into in the ordinary course of business by the Seller or an Operating Subsidiary to repurchase at a discounted price inventory sold to customers of the Seller or such Operating Subsidiary) as of such date (or in the case of up to $6,000,000 in principal amount of Permitted Indebtedness (as defined in the Credit Agreement) consisting of industrial development revenue bonds and notes and mortgages, as of the end of the calendar month that includes such date), plus (B) the aggregate Capital and 'Capital' under and as defined in the Investor Agreement outstanding as of such date, plus (C) the consolidated Net Worth of the Seller and the Consolidated Subsidiaries as of the end of the calendar month that includes such date, plus (D) the amount of the Push Down Accounting Adjustment as of the end of the calendar month that includes such date."

                          "' Consolidated Subsidiary' means, as of any date,
                 any Subsidiary of the Seller included as of such date in the consolidated financial statements of the Seller prepared in accordance with GAAP, and 'Consolidated Subsidiaries' means all of such Subsidiaries; provided that if FoxMeyer Canada shall at any time be a Subsidiary of the Seller, FoxMeyer Canada shall be deemed not to be a Consolidated Subsidiary so long as the following conditions are satisfied: (a) neither the Seller nor any of its Consolidated Subsidiaries shall have any obligation or liability, contingent or otherwise, for the Debt or other obligations of FoxMeyer Canada other than the Seller's obligations as co-lessee under the FMC Operating Leases; (b) the aggregate amount of all expenditures for equity investments in, and all loans or advances to, FoxMeyer Canada ("FMC Investments"), in addition to the $5,181,102 expended as of March 31, 1995, shall not exceed $4,600,000; and (c) no FMC Investment shall be made if an Event of Termination or Potential Event of Termination then exists or would exist. For the purposes of Sections 1.01 and 5.03(h), the assets, liabilities and results of operations of, and any equity in, FoxMeyer Canada shall, to the extent not already excluded by the terms of such Sections, be excluded from all financial definitions, calculations, determinations and presentations, except as provided in the definition of 'Net Worth' and except as required by Exhibit M to the Credit Agreement and, accordingly, for purposes of Sections 1.2, 6.2 and 6.3 of the Credit Agreement."

                          "' Credit Agreement' means the Amended and Restated
                 Loan Agreement dated as of April 29, 1993, as amended by the First Amendment to Amended and Restated Loan Agreement dated as of October 18, 1993, the Second Amendment to Amended and Restated Loan Agreement dated as of June 20, 1994, the Third Amendment to Amended and Restated Loan Agreement dated as of August 26, 1994, the Fourth Amendment to Amended and Restated Loan Agreement dated as of November 22, 1994, and the Fifth Amendment to Amended and Restated Loan Agreement dated as of April 26, 1995, among the Seller as Borrower, each Selling Subsidiary as Guarantors, the Lenders and Issuer referred to therein, and Citicorp USA, Inc. as Administrative Agent and NationsBank of Texas, N.A. and Banque Paribas as Co-Agents, as further amended, supplemented or otherwise modified from time to time."

                          "' GAAP' means generally accepted accounting
                 principles consistent with (that is, comparable in all material respects to) those applied in the preparation of the financial statements referred to in Section 4.01(e), provided that for the purpose of the Push Down Accounting Adjustment, GAAP shall include the applicable requirements of Regulation S-X of the Securities and Exchange Commission."

                          "' Net Worth' means, as of the date of any
                 determination, the remainder of (a) the total stockholder's equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock) which would appear on a consolidated balance sheet of the Seller and the Consolidated Subsidiaries prepared as of such date in accordance with GAAP, minus (b) to the extent not deducted therefrom, the aggregate amount of all Redeemable Capital Stock, minus (c) the aggregate amount of gain from the sale of capital assets, gain from any write-up of assets and any other non-operating or extraordinary gain reflected in total stockholder's equity shown on such balance sheet; provided, however, that:

                                  (i)      for purposes of the minimum Net
                          Worth requirement of each Operating Subsidiary set forth in Section 5.03(h)(ii), Net Worth shall be determined without subtraction of the items described in clause (c) above and based upon the financial condition of such Operating Subsidiary only; and

                                (ii) for purposes of the ratio calculated pursuant to Section 5.03(h)(v) and the Applicable Leverage Ratio, Net Worth shall be determined without subtraction of the items described in clause (c) above.

                 Notwithstanding the foregoing, in determining Net Worth, the aggregate amount of the equity investment in, and the principal amount of loans or advances to, FoxMeyer Canada by the Seller and the Consolidated Subsidiaries shall be accounted for in accordance with the equity method of accounting (whether or not FoxMeyer Canada would, in accordance with GAAP, be required to be accounted for on a consolidated basis), except that the amount so accounted for shall not be increased (or decreased) by the amount of any income (or loss) of FoxMeyer Canada after March 31, 1995. It is acknowledged that as of March 31, 1995, the amount so accounted for is $4,912,128, representing the remaining portion of the equity investment in FoxMeyer Canada as of such date. In no event shall the amount so accounted for in respect of FoxMeyer Canada exceed $9,512,128."

                 (b) Section 1.01 of the Parallel Purchase Commitment is further amended by amending the definitions of "Phar-Mor Debt Service Coverage Ratio Adjustment Amount", "Phar-Mor Interest Coverage Ratio Adjustment Amount" and Phar-Mor Net Worth Adjustment Amount" by replacing the figure "$50,000,000" each place it appears therein with the figure "$70,000,000".

                 (c) Section 1.01 of the Parallel Purchase Commitment is further amended by adding thereto the following new definitions, to be added in the applicable alphabetical order:

                          "' FoxMeyer Canada' means FoxMeyer Canada, Inc., an
                 Ontario corporation (formerly called Evans Health Group Limited)."

                          "' FMC Operating Leases' means the operating or
                 capital leases between HP Finance and Central Capital Corp., as lessors, and FoxMeyer Canada and the Seller, as co-lessees, covering certain computer equipment, as in effect on March 31, 1995."

                          "' Push Down Accounting Adjustment' means the
                 decrease in stockholders equity of the Seller and the Consolidated Subsidiaries resulting from the application under GAAP of purchase accounting to the extent required as a result of the Seller's becoming a wholly owned Subsidiary of NII in connection with NII's repurchase of the common stock of the Seller, which decrease shall not exceed $22,000,000."

                          "' Service Fee Adjustment Amount' means, for any
                 period, the service fee income currently received in cash from customers of the Seller and the Consolidated Subsidiaries (but only to the extent that such income can, in accordance with GAAP, be included in interest income but has been included as an offset to operating expense in the financial statements of the Seller and the Consolidated Subsidiaries) during such period."

                 (d) Paragraph (i) of Section 5.03(h) (concerning Net Worth) of the Parallel Purchase Commitment is amended by (i) replacing the word "and" in clause (B)(2) of the first sentence thereof with a comma, and (ii) adding to the end of the first sentence thereof the following:

                          ", and minus (4) the amount of the Push Down
                 Accounting Adjustment made (or plus the amount thereof reversed) during such fiscal quarter".

                 (e) Paragraph (iii) of Section 5.03(h) (concerning Interest Coverage Ratio) of the Parallel Purchase Commitment is amended in its entirety to read as follows:

                          (iii) Interest Coverage Ratio. Permit, on the last day of any fiscal quarter of the Seller, the ratio of (A) (1) EBIT, plus (2) the Phar-Mor Interest Coverage Ratio Adjustment Amount, plus (3) the Development Cost Interest Coverage Ratio

                 Adjustment Amount, less (4) the Service Fee Adjustment Amount, to (B) (1) Interest Expense, plus (2) Preferred Dividends, less (3) the Service Fee Adjustment Amount, in each case for the 12 month period ending on such day to be less than the ratio set forth below for the applicable period:

                                     Last Day of
                                  Applicable Period                 Ratio
                                  -----------------                 -----
                                  December 31, 1993                 3.30 to 1.00
                                  March 31, 1994                    3.30 to 1.00
                                  June 30, 1994                     3.40 to 1.00
                                  September 30, 1994                3.40 to 1.00
                                  December 31, 1994                 3.40 to 1.00
                                  March 31, 1995                    3.40 to 1.00
                                  June 30, 1995                     3.40 to 1.00
                                  September 30, 1995                3.20 to 1.00
                                  December 31, 1995                 3.00 to 1.00
                                  March 31, 1996                    3.00 to 1.00
                                  June 30, 1996 and                 3.40 to 1.00
                                  thereafter

                 (f) Paragraph (v) of Section 5.03(h) (concerning Total Debt and Purchase Program Outstanding to Capitalization Ratio) of the Parallel Purchase Commitment is amended by inserting the following between the words "date" and "to" in clause (B)(3) thereof:

                          "plus (D) the amount of the Push Down Accounting
                 Adjustment as of such date".

                 SECTION 3. Conditions Precedent. This Third Amendment shall become effective as of March 31, 1995 when, and only when, the Agent shall have received counterparts of this Third Amendment executed by the Majority Banks under and as defined in the Parallel Purchase Commitment (or, as to any Banks, advice satisfactory to the Agent that such Banks have duly executed such amendment), the Seller, each Investor, CNAI, the Co-Agent and the Agent.

                 SECTION 4. Representations and Warranties of the Seller. The Seller represents and warrants (including without limitation for purposes of Section 7.01(b) of the Agreements) as follows:

                 (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Third Amendment.

                 (b) The execution, delivery and performance by the Seller of this Third Amendment, and the performance by the Seller of the Agreements as amended by this Third Amendment, are within the Seller's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Seller's charter or by-laws or law or any contractual restriction binding on or affecting the Seller, or (ii) result in or require the creation of any Adverse Claim upon or with respect to any of its properties (other than pursuant thereto), or (iii) require compliance with any bulk sales act or similar law.

                 (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of this Third Amendment or the performance by the Seller of the Agreements as amended by this Third Amendment.

                 (d) This Third Amendment and the Agreements as amended by this Third Amendment constitute the legal, valid and binding obligations of the Seller enforceable against the Seller in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

                 (e) The representations and warranties contained in the Agreements as amended by this Third Amendment are correct on and as of the date hereof as though made on and as of such date.

                 (f) No event has occurred and is continuing which constitutes an Event of Termination or Potential Event of Termination under either Agreement as amended by this Third Amendment.

                 SECTION 5. Reference to and Effect on the Agreements. (a) Upon the effectiveness of Sections 1 and 2 hereof, on and after the date of this Third Amendment, each reference in either Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to either Agreement in the other Agreement, the Fee Letter, the Asset Purchase Agreement, any Selling Subsidiary Letter, any letter agreement with any Bank or any other document delivered in connection with either Agreement, shall mean and be a reference to such Agreement as amended hereby.

                 (b) Except as specifically amended above, the Agreements, the Certificates, the Fee Letter, the Asset Purchase Agreement, the Selling Subsidiary Letters, the respective letter agreements between the Agent or the Co-Agent, as applicable, and the respective Banks and the other documents delivered in connection with the Agreements are and shall continue to be in full force and effect and are hereby ratified and confirmed.

                 SECTION 6. Costs and Expenses. The Seller agrees to pay on demand all costs and expenses of each of the Agent and the Co-Agent, respectively, in connection with the preparation, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Co-Agent, respectively, with respect thereto and with respect to advising the Agent or the Co-Agent as to its rights and responsibilities hereunder and thereunder. The Seller further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Third Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 6.

                 SECTION 7. Execution in Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Third Amendment and the consent referred to below by telefacsimile shall be effective as delivery of a manually executed counterpart of this Third Amendment and such consent.

                 SECTION 8. Governing Law. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                 IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           FOXMEYER CORPORATION

                                           By: /s/
                                              ----------------------------------
                                              Title:


                                           CORPORATE ASSET FUNDING COMPANY, INC.

                                           By:  CITICORP NORTH AMERICA, INC.,
                                                its Attorney-in-Fact

                                                By: /s/
                                                   -----------------------------
                                                           Vice President


                                            ENTERPRISE FUNDING CORPORATION

                                            By: /s/
                                               ---------------------------------
                                               Title:  Vice President


                                            CITICORP NORTH AMERICA, INC.,
                                            individually and as Agent

                                            By: /s/
                                               ---------------------------------
                                                         Vice President


                                            CITIBANK, N.A.

                                            By: /s/
                                               ---------------------------------
                                                         Vice President


                                            NATIONSBANK, N.A. (CAROLINAS),
                                            individually and as Co-Agent

                                            By: /s/
                                               ---------------------------------
                                               Title:  Vice President

                                                      A SYNDICATE BANKS

                                            BANK OF AMERICA ILLINOIS
                                            (formerly Continental Bank N.A.)

                                            By: /s/
                                               ---------------------------------
                                               Title:  Vice President


                                            PNC BANK, NATIONAL ASSOCIATION

                                            By: /s/
                                                --------------------------------
                                                Title:  Assistant Vice President


                                            FIRST BANK NATIONAL ASSOCIATION

                                            By: /s/
                                                --------------------------------
                                                Title:  Commercial Banking
                                                        Officer



                                                      B SYNDICATE BANKS


                                            THE FUJI BANK, LTD. - HOUSTON
                                            AGENCY

                                            By: /s/
                                               ---------------------------------
                                               Title:  Joint General Manager


                                            THE BOATMEN'S NATIONAL BANK OF
                                            ST. LOUIS

                                            By: /s/
                                               ---------------------------------
                                               Title:  Vice President


                                            THE BANK OF TOKYO, LTD.,
                                            acting through its Dallas Agency

                                            By: /s/
                                               ---------------------------------
                                               Title:  Vice President